

Investor Presentation

Rob Fried
Chief Executive Officer

Kevin Farr
Chief Financial Officer

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2020 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the Securities Exchange Commission (the "Commission") on November 4, 2020 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Commission on March 10, 2020, as amended on May 18, 2020. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: the effect of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows; a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

ChromaDex Investment Highlights

1 PROVEN & PROPRIETARY DIETARY SUPPLEMENT

- Total TTM net sales of $57 million with $45 million of Tru Niagen® net sales
- Tru Niagen® is the most efficient way to safely elevate NAD+
- Safety profile backed by 11 clinical trials and global regulatory approvals
- Strong IP protection with 20+ owned or licensed patents

2 SIGNIFICANT NEAR-TERM OPPORTUNITY DRIVEN BY TRENDS IN HEALTH & WELLNESS

- Global anti-aging market of ~$410 billion with dietary supplements growing 6%(1)
- Tru Niagen® gaining share in healthy aging and fitness categories; potential to expand to larger addressable markets
- Exploring adjacent categories for Niagen® such as pet and infant nutrition

3 EXPANDING GLOBAL DISTRIBUTION AND INTRODUCING NEW PRODUCTS

- E-commerce represents ~60% of the business today, including North America, Europe, and Asia
- Expanded to UK and Australia in 2020
- Strong blue-chip partners include A.S. Watson, Nestlé Health Science and W.R. Grace.

4 STRONG MOMENTUM AND FINANCIAL DISCIPLINE

- Revenue CAGR of +47% and gross margin increase from 48% to 60% since strategic pivot to focus on consumer product, Tru Niagen®(2)
- Approaching cash flow break-even, as measured by Adjusted EBITDA excluding total legal expense


TRU
NIAGEN

(1) ChromaDex estimates. See slide 20 for details
(2) Period from Q1 2017 to Q3 2020.


The Science

NAD+ declines by ~50% between the age of 40 and 60


NAD

What is NAD+ and Why is it Essential?

Nicotinamide Adenine Dinucleotide (NAD+)…

- Is the mission critical co-enzyme in cellular metabolism that is constantly being consumed and created by cells

- Plays a vital role in:
  - Cellular defense and repair
  - Energy production and the optimal function of our cells' powerhouses (the mitochondria)



NAD+
ATP
Food
ADP + P
i
CO2
NADH

Basic Physiological Functions are NAD+ Dependent


INTRINSIC CAPACITY DOMAIN
Based on World Health Organization's definition
COGNITION
Memory
Intelligence
Problem-solving
LOCOMOTION
Muscle strength
Balance
Gait
VITALITY
Energy metabolism
Hormonal function
Cardio-respiratory function
PSYCHOLOGICAL
Mood
Emotional vitality
SENSORY
Vision
Hearing

NAD+ Declines with Age, Physiological Stress & Disease

AGING

Muscle 30-85%
Liver 40-90% ●
Adipose 55-75%
Brain 35-90% ●
Pancreas 80-85%
Spleen 35-40%
Heart 30-70%
Kidney 15-98%
Lung 20-25%
Cerebrospinal fluid 86% ●
Skin 40-50% ●
Blood plasma 15-92% ●
Testes 100%



NAD+
10
5
AGE
0
40
80
BASED ON ONE ANALYSIS OF HUMAN TISSUE
MASSUDI, ET AL., 2012

OVERNUTRITION

● Muscle 66-100%
Liver 25-100%
Adipose 15-20%
● Blood Plasma 46%

AXONAL DEGENERATION

Nerve 30%
Brain 53%

Decreases in tissue NAD levels by tissue type and condition (**as a % of baseline**)

● Observed in human tissue (otherwise, based on rodents). Not intervention studies but correlated NAD levels in tissues with age.

Based on Yoshino et al. (2018) Cell Metabolism


Ancestral cattle return to Europe's wild spots
Books to inspire budding scientists
High harmonics born of ultraviolet
Science
4 DECEMBER 2015
AAAS
WHY WE AGE

Verdin E. *Science* 2015 Dec 4;350(6265):1208-13.

"With careful scientific evaluation, NAD+ replenishment strategies might serve as a promising multifunctional approach to improve the quality of life for an increasingly aged population."

NAD+ in Aging:
Molecular Mechanisms and Translational Implications

Fang EF et al. Trends Mol Med. 2017;23(10):899-916

Nicotinamide Riboside (NR)…

- Novel form of Vitamin B3
- Specific pathway to convert NR into NAD+ (NRK pathway)
  - More efficient NAD+ precursor than Tryptophan and Nicotinic Acid
  - NRK genes are activated under conditions of physiologic stress
  - Therefore, NR is the cell's preferred Vitamin B3 when energy is low
- No side effects*

*In 11 published clinical trials on Niagen® there were no attributable side effects.

How is Nicotinamide Riboside (NR) Different than Other NAD+ Precursors?



NADPH
Oxidative stress defenses + Creation of cellular building blocks*
NADP+
NADH
Builds energy reserves (ATP)*
NAAD
NAD + Synthetase
NAD+
Quinolinic Acid
NAMN
De novo pathway (inefficient)
niacin flush
O-acetyl-ADP-ribose
Improves longevity/healthspan*
NMN
Nicotinamide
NrK1 (constitutive)
NrK2 (stress-induced)
Rate Limiting Step (declines in aging)
NAMPT
sirtuins
Nicotinamide Riboside (NR)
Tryptophan
Nicotinic Acid

* These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

1 Belenky, P., Bogan, K. L. & Brenner, C. NAD(+) metabolism in health and disease. Trends Biochem Sci 32, 12-19 (2007).

2 Bogan, K. L. & Brenner, C. Nicotinic Acid, Nicotinamide and Nicotinamide Riboside: A Molecular Evaluation of NAD+ Precursor Vitamins in Human Nutrition. Ann Review Nutrition 28, 115-130 (2008).

Our Solution:

TRU NIAGEN®


TRUNIAGEN.COM
TRU
NIAGEN®
Age Better*
Dietary Supplement
60 Vegetarian Capsules

The most efficient way to safely elevate NAD levels and only patented form of nicotinamide riboside (Niagen®) available in the world.

How It Works

Tru Niagen® Is Scientifically Proven to Increase NAD+*

Tru Niagen® contains the sole active ingredient NIAGEN® (nicotinamide riboside), a unique form of vitamin B3. It is clinically proven and backed by Nobel-Prize winners and Ivy League scientists from around the world. Tru Niagen® helps you feel youthfully alive by reducing the cellular effects of aging.

Tru Niagen® increases NAD+ by 40–50% after 8 weeks‡



NAD+ LEVELS (µG/ML)
40
30
20
10
0
PLACEBO
TRU NIAGEN

‡ON AVERAGE AT 300 MG / DAY FOR 8 WEEKS

NAD+ is Vital for Cellular Repair

When our cells become stressed, they activate enzymes to repair the damage and protect the cell. These enzymes use NAD+ to carry out their activities. When cells are under heavy stress, such as a viral infection, they dramatically increase the activity of these enzymes and use all the available NAD+ within the cell. As a result, NAD+ availability becomes critical for maintaining cellular health and resilience.

NAD+ may decline by up to 80% upon exposure to a virus.



NAD+ LEVELS
EXPOSURE TO VIRUS

Committed to Safety and Quality

Science Highlights

11 Published Human Clinical Studies

Multiple clinical trials demonstrate NIAGEN® is proven to **safely** and **effectively** boost NAD (nicotinamide adenine dinucleotide) levels, which decline with age.

100+ Preclinical Studies

Preclinical studies at Dartmouth Medical School, University of Iowa, and École Polytechnique Fédérale de Lausanne lay the foundation for our human clinical trials.

3 Successful FDA Notifications

NIAGEN® was twice successfully reviewed under FDA's new dietary ingredient (NDI) notification program, and also successfully notified to the FDA as generally recognized as safe (GRAS).

20+ Owned & Licensed Patents

ChromaDex, holds a robust portfolio of domestic and international patents for both the production and distribution of NIAGEN®.

225+ Research Collaborations

ChromaDex scientists partner with leading universities and research institutions worldwide to uncover the full potential of NAD and identify and develop novel, science-based ingredients.

Regulatory Approvals[1] and Health Claims for Niagen®



Country	United States	European Union[2]	Canada	Australia & NZ
Regulatory bodies	Food & Drug Administration	European Commission	Health Canada	Therapeutic Goods Administration
Regulatory approvals	NDIN & GRAS	Novel Food Ingredient	Natural Health Product	Complementary Medicine
NAD levels	✓		✓	✓
Cellular energy	✓	✓	✓	✓
Metabolism		✓	✓	
Nervous system		✓		
Psychological & biological function		✓	✓	
Mitochondria	✓			
Reduce tiredness & fatigue	✓	✓		
Skin		✓		
Mucus membranes		✓		
Healthy Aging	✓			

Health Claims* for Niagen® (NAD levels through Healthy Aging)

*Notified or authorized claims. Terms are representative of the claim topics; fully notified or authorized claim language can be provided upon request.

(1) Regulatory approval refers to acceptance of Niagen® for use in supplements by the regulatory bodies.
(2) Received positive opinion from the European Food Safety Authority (EFSA) and approval from the European Commission (EC). Launched in retail in U.K. in 2020.

225+ Pre-Clinical & Clinical Studies on NR Represents ~$50MM of Third-Party Research

NIH National Institute on Aging

Dartmouth

MAYO CLINIC

the BUCK INSTITUTE FOR RESEARCH ON AGING

UNIVERSITY OF BIRMINGHAM

ST. JUDE MEDICAL

UCIRVINE

Massachusetts Institute of Technology

UCDAVIS UNIVERSITY OF CALIFORNIA

McLean HOSPITAL

THE UNIVERSITY OF IOWA

UNIVERSITY OF MINNESOTA

UNIVERSITY OF COPENHAGEN

UNIVERSITY of WASHINGTON

EMORY UNIVERSITY

UNIVERSITY OF CAMBRIDGE

Washington University in St. Louis

NORTHWESTERN UNIVERSITY

UNIVERSITY OF COLORADO 1876

CORNELL UNIVERSITY FOUNDED A.D. 1865

THE SCRIPPS RESEARCH INSTITUTE

Most prominent human clinical research areas for Niagen® are vitality, locomotion, cognition, and sensory

	VITALITY (incl. Cardiovascular, Metabolic)	LOCOMOTION	COGNITION (Neurological)	SENSORY
Human Studies	59 %	20 %	14 %	8 %
Conditions Studied	Type II Diabetes (Insulin Sensitivity)* Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver* Weight Loss Heart Failure Hypertension Arterial Stiffness* Vascular Function* Immunity/Inflammation* Chronic Kidney Disease Cystic Fibrosis	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies *(e.g. Diabetic Neuropathy, Peripheral Neuropathy)* Small Nerve Fiber Degeneration

Note: Based on Niagen® NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

NR Research Impact* is Accelerating



Vitality
Cognition
Sensory
Psychological
Locomotion



Cumulative Impact Factor
1200
1000
800
600
400
200
0
2013
2014
2015
2016
2017
2018
2019
2020
Vitality
Locomotion
Cognition
Sensory
Psychological
Pharmacokinetic/Safety
Basic Research

*NR Research Impact by domains of Intrinsic Capacity.
Chart data indexed to 2004.

Strong Intellectual Property Portfolio for Niagen®(1)

Patent ID (U.S.)	Summary
US 8114626	*Manufacture of NR via recombinant microorganisms – Charles Brenner of Dartmouth College*
US 8197807	*NR for increasing NAD biosynthesis – Charles Brenner of Dartmouth College*
US 8383086	*Compositions comprising NR – Charles Brenner of Dartmouth College*
US 7776326	*NR for treatment diseased and/or injured neurons by increasing Sirtuin activity – Jeffrey Milbrandt of Washington University*
US 9295688	*NR for treatment diseased and/or injured neurons by increasing NAD activity – Jeffrey Milbrandt of Washington University*
US 10000519	*Methods of preparing NR and derivatives thereof – Queen's University Belfast*
US 10280190	*NR for use in enhancing skin permeation in treating skin conditions – ChromaDex/Queen's University Belfast*
US 10688118	*NR for topical use in wound healing; cell motility - ChromaDex*

International Country / Agency	Patent ID
China	*1964627, 105636973*
Hong Kong	*1218918*
Europe	*1755391, 3027635*
Australia	*2006238858, 2014342185, 2014298629*
Canada	*2609633*
Japan	*6208352, 6509844*
South Africa	*201603314, 201706918*
Mexico	*349969*

(1) NR related patents only. ChromaDex owns or licenses additional patents related to other NAD precursors, with patent protection through 2037.

Market Opportunity


NIAGEN
300mg

Billions spent annually on looking and feeling younger

Global Addressable Market ~$410 billion (2019E)*

*Rounded to nearest billion

Personal Care, Beauty & Anti-Aging Market[1] [3]

- *Skin care market + cosmetic surgery + Beauty from Within supplements*

Fitness / Sports Nutrition / Energy Market[2] [3]

- *Gym memberships + sports nutrition supplements + exercise equipment*

Dietary Supplements – Other[3]

- *E.g. Immune Health, Heart Health, Joint Health / Inflammation, General Health*

Dietary Supplements – Meal Replacement / Weight Loss [3]

- *E.g. Slim Fast, Ensure, Boost (Nestlé)*

Dietary Supplements – Healthy Aging[3]

- *E.g. CoQ10, DHEA, Vitamin A / Beta Carotene, Resveratrol, Homeopathics, Combination Herbs*



$154B
$136B
$98B
$17B
$2B
TRU NIAGEN
~2% est. share of global healthy aging dietary supplements category with a significant opportunity to expand into larger "anti-aging" markets

(1) Statista, Skin Care Market, 2020 (face, body, sun protection, baby & child). iHealthcareanalyst.com, Global Cosmetic Surgery Procedures Market, January 2020. Nutrition Business Journal, 2020.
(2) Wellness Creative Company, Fitness Market, November 2020. Nutrition Business Journal, 2019. Global Market Insights, Fitness Equipment Market, April 2020. ChromaDex estimates.
(3) Nutrition Business Journal, 2019 and 2020 reports (U.S. market sizes) and ChromaDex estimates. Extrapolated global estimates assuming U.S. represents 1/3 of global sales in all categories.

Strategic Progress


TRU
NIAGEN
300mg
CELLULAR ENERGY & REPAIR
TRU
NIAGEN
300mg

Evolution of ChromaDex


2000
COMPANY FORMED; REFERENCE STANDARDS
2003
PROVIDED ANALYTICAL TESTING AND CONTRACT SERVICES
2012
ACQUIRED SCIENTIFIC AND REGULATORY CONSULTING BUSINESS
2012
LICENSED DARTMOUTH PATENTS ON NR
2013
COMMERCIALIZATION OF NIAGEN®
TRU NIAGEN
2017
ACQUIRED HEALTHSPAN RESEARCH LLC, A CONSUMER PRODUCT COMPANY OFFERING TRU NIAGEN® BRANDED PRODUCTS
2017
RAISED $48 MILLION; LED BY HORIZONS VENTURES
2017
PARTNERED WITH A.S. WATSON GROUP, ASIA'S LEADING HEALTH AND BEAUTY RETAILER
2018
GLOBAL EXPANSION
2019
RAISED $17 MILLION; LED BY EXISTING AND NEW INTERNATIONAL INVESTORS
2020
RECEIVED EU AND AUSTRALIA REGULATORY APPROVAL

In 2017, began strategic shift from ingredient and testing company with goal of building Tru Niagen® into a global brand

Management Team



Rob Fried
Chief Executive Officer

E-Commerce & entertainment industry executive

Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research



Frank Jaksch
Executive Chairman

Co-founded ChromaDex in 2000



Kevin Farr
Chief Financial Officer

Former CFO, Mattel
PriceWaterhouse
Licensed CPA



Mark Friedman
General Counsel, Corporate Secretary

Former EVP & General Counsel, Herbalife



Megan Jordan
CCO & SVP of Global Marketing

Former SVP of Global Corporate Communications, Herbalife Nutrition

Global Multi-Channel Distribution Strategy



CANADA(a)
Amazon
Truniagen.ca
Selected Retailers
April 2019
UK(b)
Amazon
Superdrug
April 2020
CHINA
Truniagen.cn
Tmall
JD.com
Kaola
JAPAN
Amazon
FRANCE
Amazon
GERMANY
Amazon
SPAIN
Amazon
ITALY
Amazon
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
AUSTRALIA
Matakana Health Ltd.
March 2020
NEW ZEALAND
Matakana Health Ltd.
September 2018
Retail
Cross border

Tru Niagen® now available in 13 countries. Launched in U.K. and Australia in 2020 following regulatory approval.

a) Tru Niagen® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca. Expanded to WELL Health in April 2019 and Whole Foods Market Ontario in July 2019.

b) Tru Niagen® was launched on Amazon U.K. in June 2018. Launched Tru Niagen® with Superdrug in April 2020.

E-Commerce Platform Drives Consumer Insights


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Strong Global Partners

A.S. Watson Group

watsons

- World's largest international health & beauty retailer (~15,000 stores)[1]
  - Europe ~9,000 stores
  - Asia ~6,000 stores
- Extended partnership through mid-September 2021 in Hong Kong, Macau, and Singapore

Nestlé HealthScience

- Announced global supply and license agreement in December 2018
- Exclusive rights in medical nutrition
- Co-exclusive rights in certain protein-based beverages
- Launched Celltrient™ Cellular Energy featuring Tru Niagen® in 2020

(1) Includes all stores owned by A.S. Watson Group. Statistics as of Q2 2018.
(2) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.

Nestlé Health Science Supply and License Agreement

Market Size – 2018 Est.


61%
~$2.0Bil(1)
39%

- Few major players
- Nestlé Health Science has a significant share


~$16Bil(2)
76%
24%
U.S.
International

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over term of the agreement (2036)[3]
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein-based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
  - U.S. launch milestone of $1MM - cash to be collected in Q4 2020, amortized as revenue over term of the agreement (2036) [3]
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing
  - Nestlé had an exit clause if technical feasibility was not achieved by the end of 2019. This clause has expired.

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.
(3) Estimated based on ingredient shipments each quarter relative to estimated quantities over term of agreement. Estimates will be revised quarterly and revenue trued-up if necessary.
For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.

Financial Highlights


TRU
NIAGEN
300mg

"We continue to focus on operational and financial discipline, on our path to achieving cash flow break-even."

Kevin Farr, CFO


TRU
NIAGEN

Steady Growth – Tru Niagen®



(In $ millions)
Tru Niagen® Sales by Quarter
YoY growth
$2.6
$2.3
$0.3
$2.7
$1.9
$0.8
$3.0
$1.2
$1.8
+2528%
$3.7
$0.3
$3.5
+97%
$5.2
$0.8
$4.4
+143%
$6.5
$1.3
$5.2
+146%
$7.5
$1.6
$5.9
+134%
$8.7
$2.2
$6.5
+86%
$9.7
$2.6
$7.1
+57%
$10.2
$2.3
$7.9
+50%
$11.1
$2.9
$8.2
+34%
$11.7
$3.6
$8.1
+22%
$11.9
$3.3
$8.7
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Ecommerce
Watsons/Other

Tru Niagen® sales have steadily increased every quarter since inception, driven by continued growth in the e-Commerce and Watson's businesses

Q3 2020 Net Sales Mix

Q3 2019



e-Commerce
59%
$12.1 MM
Other Ingredients
4%
Analytical Reference Standards & Services (1)
9%
NIAGEN Ingredient
6%
Watson's & Other B2B
22%

Q3 2020



e-Commerce
61%
$14.2MM
Watson's & Other B2B
23%
NIAGEN Ingredient
6%
Analytical Reference Standards & Services (1)
6%
Other Ingredients
4%

- **Tru Niagen®** net sales increased to **84% of net sales** in Q3 2020 compared to 81% in Q3 2019[(2)]
- **Niagen®-related** net sales increased to **90% of net sales** in Q3 2020 compared to 87% in Q3 2019[(3)]

Successful transformation into a consumer-focused company with flagship product, Tru Niagen®

(1) Analytical Reference Standards and Services previously reported as Core
(2) Tru Niagen® net sales include e-Commerce, Watson's/Other B2B
(3) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

Key P&L Metrics - Sequential

(in thousands)	Q3 2020	Q2 2020	Notes
Net Sales	**$ 14,180**	**$ 15,287**	Tru Niagen® business up 2% driven by global e-Commerce and Watsons, partially offset by the $1.6MM purchase by Horizon Ventures in Q2 2020, which did not repeat.[1]
Gross Profit	**8,454**	**9,088**	Up 20bps driven by product cost savings initiatives, favorable mix & overall scale on supply chain overhead. Q2 2020 included benefit of savings from prior year supply chain efficiency initiatives (~110bps).
% of Net Sales	*59.6%*	*59.4%*	
Selling and Marketing	5,223	4,959	Investments in earned media and brand building initiatives.
% of Net Sales	*36.8%*	*32.4%*	
Research and Development	880	942	Down slightly with focused R&D investments.
General and Administrative	6,547	6,874	Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was down by $0.1MM
Other	0	0	No other expenses in either quarter
Total Operating Expense	**12,650**	**12,775**	Lower G&A and R&D expense, partially offset by higher selling & marketing expense
Operating Loss	**$ (4,196)**	**$ (3,687)**	Higher sales and gross margins and lower overall operating expense

(1) Our shareholder, Horizon Ventures, donated bottles of Tru Niagen to health care workers in Hong Kong hospitals.

Key P&L Metrics - YoY

(in thousands)	Q3 2020	Q3 2019	Notes
Net Sales	**$ 14,180**	**$12,053**	Tru Niagen® business up 22% with growth in global e-commerce, Watsons, international launches (Australia, U.K.) and new platforms (Persona Nutrition).
Gross Profit *% of Net Sales*	**8,454** *59.6%*	**6,749** *56.0%*	Up 360bps driven by favorable mix from TRU NIAGEN business, product cost savings and overall scale on supply chain overhead.
Selling and Marketing *% of Net Sales*	5,223 *36.8%*	4,626 *38.4%*	Marketing efficiency improved by 150bps driven by TRU NIAGEN business and overall scale on investments.
Research and Development	880	1,044	Down year-over-year with focused R&D investments
General and Administrative	6,547	7,967	Driven by lower legal expense. Excluding legal fees, severance & restructuring and equity compensation expense, G&A was lower by $0.4MM.
Other	0	0	No expenses in either quarter
Total Operating Expense	**12,650**	**13,637**	Lower G&A and R&D expense, partially offset by higher selling and marketing expense
Operating Loss	**$ (4,196)**	**$ (6,888)**	Higher sales and gross margins and lower overall operating expense

Adjusted EBITDA Summary

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended										
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Mar. 31, 2020	Jun. 30, 2020	**Sep. 30, 2020**
Net loss, as reported	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)	$ (5,902)	$ (3,711)	**$ (4,215)**
Adjustments:											
Interest (income) expense	44	48	9	(22)	(35)	575	314	(7)	12	24	**19**
Depreciation	121	146	169	171	173	190	196	203	214	218	**220**
Amortization of intangibles	58	58	59	60	61	61	62	62	62	60	**60**
Amortization of right of use assets	-	-	-	-	138	141	144	92	92	95	**97**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	1,759	1,687	1,697	1,873	1,711	**1,574**
Severance and restructuring	-	-	-	-	-	-	-	200	953	284	**224**
Bad debt expense[(1)]	-	-	-	-	-	-	-	2,233	-	-	**-**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	$ (5,029)	$ (4,799)	$ (4,373)	$ (2,696)	$ (1,319)	**$ (2,021)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	2,926	2,944	2,226	2,380	1,844	**1,896**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	$ (2,103)	$ (1,855)	$ (2,147)	$ (316)	$ 525	**$ (125)**

Q3 2020 Adjusted EBITDA excluding legal expenses of $(0.1) million, declined $0.6 million sequentially driven lower sales and higher selling & marketing expenses. Reflects an improvement of $1.7 million YoY and break-even for the year-to-date period.

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

2020 Financial Outlook

(in thousands)	2018 Actual	2019 Actual	2020 Outlook	Key Drivers
Net Sales	**$31,557**	**$46,291**	Continued growth in top-line but lower than 2019 growth rate due to: • Larger revenue base • Coronavirus impact on retail sales • Regulatory Consulting divestiture	Growth driven by U.S. e-Commerce business, launches in new international markets (U.K. and Australia) and on new platforms (Persona Nutrition).
Gross Margin % (as a % of net sales)	**50.9%**	**55.7%**	Continued improvement	Increased Tru Niagen® e-Commerce sales, savings from product design changes implemented in late 2019, and additional supply chain cost savings initiatives in 2020
Selling, Marketing & Advertising (as a % of net sales)	**52.4%**	**39.4%**	Up $3-5 million in absolute dollars and down as a % of net sales	Strong growth from returning customers, investments in brand awareness and new market launches
General & Administrative[1]	**$17,317**	**$20,529**	Up $1-2 million in absolute dollars and down as a % of net sales	Investments in key personnel to scale the business in 2H 2019 adding to baseline
Adjusted EBITDA excluding legal	**$(16,204)**	**$(8,826)**	Continued improvement	Higher sales and gross margins, partially offset by investments to scale the business

Investing for growth in 2020 while improving Adjusted EBITDA excluding legal.

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 42). As reported, G&A was $27,137 in 2018 and $34,308 in 2019.

Cash Flow Break-even Framework

	Quarterly P&L Framework[1]	Comments[1]
Net Sales	~$17 million to ~$19 million	• U.S. e-Commerce marketing efficiency • Watson's international business • Acceleration in cross border launches • Successful launch with Nestlé • New business / market opportunities
Gross Margin % (as a % of net sales)	Around 60%	• Increased sales of Tru Niagen® in e-Commerce business • Supply chain cost savings ramping in 2020
Total Operating Expense **Cash Operating Expense**[2]	~$13 million ~$11 million	• Reflects current quarterly operating expense, which includes elevated legal spending today • Litigation expense should decline over time allowing for reinvestment in other areas
Adjusted EBITDA (Including Legal Expense)	Break-even	• Excludes the impact of working capital, which is currently a use of cash due to growth • Over time, cash flow from operations should be self-funding as we achieve greater scale

Expect to achieve cash flow break-even at ~$19MM of quarterly sales and gross margins above 60% to offset higher operating expense (driven by ongoing litigation).

(1) Communicated on the Q2 2019 earnings conference call
(2) Cash operating expense excludes equity compensation, depreciation and amortization


TRU
NIAGEN
300mg
TRU
NIAGEN
300mg

Contact Info

Brianna Gerber

Vice President of FP&A and Investor Relations

T: +1.949.419.0288 ext. 127

BriannaG@chromadex.com

www.chromadex.com

Where to buy Tru Niagen®

www.truniagen.com

www.amazon.com

Appendix


TRU
NIAGEN
PRO 500

Key Statistics

Trading Data (@ December 7, 2020)	
Stock Price	$5.06
52 Week High/Low	$6.00/$2.50
Avg. Daily Vol. (50 day)	364,000
Shares Outstanding	62.0M
Public Float (excl. >5% owners)	62%
Insider Holdings	38%
Valuation Measures	
Market Cap	$314M
Enterprise Value	$298M
EV/Revenue (LTM)	5.2X
P/E (LTM)	N/M

Financial Highlights (LTM ended Sep '20)	
Net Sales (LTM)	$56.9M
EPS (LTM)	($0.38)
Cash & Equiv.	$15.5M
Total Assets	$37.4M
Total Debt	$0.0M
Total Liabilities	$17.9M
Equity	$19.5M



2018 – 2020 YTD Net Sales Summary

(In millions)

Description	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 FY	2020 Q1	2020 Q2	2020 Q3
Ecommerce	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5	8.2	8.1	8.7
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3	1.8	1.3	2.5
International / Other	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3	1.1	2.3	0.8
Total TRU NIAGEN	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***	***10.2***	***36.1***	***11.1***	***11.7***	***11.9***
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9	2.0	2.0	0.9
NIAGEN Related Revenues	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***	***12.1***	***41.0***	***13.1***	***13.7***	***12.8***
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3	0.5	0.9	0.6
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0	0.7	0.7	0.8
Total Net Sales	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***	***13.1***	***46.3***	***14.3***	***15.3***	***14.2***
TRU NIAGEN as % of Total Net Sales	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***	***78%***	***78%***	***78%***	***77%***	***84%***
NIAGEN Related Revenues as % of Total Net Sales	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***	***93%***	***88%***	***91%***	***90%***	***90%***
YOY Growth Rate - Net Sales													
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%	43%	38%	18%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%	53%	40%	22%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%	50%	34%	22%
Sequential Growth Rate - Net Sales													
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%		10%	7%	-7%
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%		8%	5%	-7%
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%		10%	5%	2%

FY 2019 vs FY 2018 Key P&L Metrics

(in thousands)	FY 2019	FY 2018	Notes
Net Sales	**$46,291**	**$31,557**	Total net sales up 47%. Tru Niagen® business up 96% with diversified growth across U.S. e-commerce, Watson's, and international cross border platforms.
Gross Profit *% of Net Sales*	**25,769** *55.7%*	**16,055** *50.9%*	Up 480bps driven by favorable mix with growing Tru Niagen® e-commerce business
Selling and Marketing *% of Net Sales*	18,216 *39.4%*	16,537 *52.4%*	Marketing efficiency improved by 1,310bps driven by Tru Niagen® business and overall scale. Invested in initiatives to drive new customer growth.
Research and Development	4,420	5,478	Down year-over-year with focused R&D investments
General and Administrative[(1)]	34,308	27,137	Excluding legal fees, bad debt expense[(1)], and equity compensation expense, G&A was up by $3.2MM
Other	125	75	Miscellaneous expense
Total Operating Expense	**57,069**	**49,227**	Primarily driven by higher SG&A expenses, including $2.2 million of non cash bad debt expense[(1)]
Operating Loss	**$ (31,300)**	**$ (33,172)**	Operating loss excluding bad debt expense improved by $4.1MM, driven by higher sales and gross margins

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Adjusted EBITDA 2018 vs 2019

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Year ended				Year over Year	
	Dec. 31, 2018		**Dec. 31, 2019**		Change	
Net loss, as reported[(1)]	$	(33,316)	**$**	**(32,147)**	$	1,169
Adjustments:						
Interest (income) expense		79		**847**		768
Depreciation		607		**762**		155
Amortization of intangibles		235		**246**		11
Amortization of right of use assets		-		**515**		515
Share-based compensation		6,371		**7,172**		801
Severance and restructuring		-		**200**		200
Bad debt expense		-		**2,233**		2,233
Adjusted EBITDA	$	(26,024)	**$**	**(20,172)**	$	5,852
Total legal expense		9,820		**11,346**		1,526
Adjusted EBITDA excluding total legal expense	$	(16,204)	**$**	**(8,826)**	$	7,378

2019 Adjusted EBITDA excluding legal expense was a loss of ($8.8) million, a $7.4 million improvement YoY. The YoY improvement was driven by higher sales and gross margins.

(1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Scientific Advisory Board



Charles Brenner, Ph.D.
Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism
City of Hope

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation